                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 25, 2005
                        ---------------------------------
                        (Date of Earliest Event Reported)


                                POPULAR ABS, INC.
-------------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of May 1, 2005, providing for the issuance of Mortgage Pass-Through Certificates, Series 2005-A)
             (Exact Name of Registrant as specified in its charter)


        Delaware                 333-115371-05                52-2029487
------------------------     ---------------------     -----------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01. Other Events.
------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV, M-1, M-2, M-3, M-4, M-5 and M-6 Certificateholders with respect to the October 25, 2005 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POPULAR ABS, INC.



                                        By: /s/ James H. Jenkins
                                            ----------------------------------
                                            James H. Jenkins,
                                            Executive Vice President and CFO



Dated: October 25, 2005

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                         STATEMENT TO CERTIFICATEHOLDERS

                                OCTOBER 25, 2005


---------------------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
                               BEGINNING                                                                             ENDING
CLASS        ORIGINAL          PRINCIPAL                                                 REALIZED    DEFERRED        PRINCIPAL
             FACE VALUE        BALANCE           PRINCIPAL   INTEREST     TOTAL          LOSSES      INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
  AF1      42,380,000.00    37,566,457.57   2,722,962.79   119,534.38   2,842,497.17      0.00         0.00        34,843,494.78
  AF2      26,370,000.00    26,370,000.00           0.00    98,755.65      98,755.65      0.00         0.00        26,370,000.00
  AF3       7,890,000.00     7,890,000.00           0.00    32,046.55      32,046.55      0.00         0.00         7,890,000.00
  AF4      15,180,000.00    15,180,000.00           0.00    65,944.45      65,944.45      0.00         0.00        15,180,000.00
  AF5      10,200,000.00    10,200,000.00           0.00    40,953.00      40,953.00      0.00         0.00        10,200,000.00
  AV       82,820,000.00    71,021,408.38   4,934,830.32   224,841.94   5,159,672.26      0.00         0.00        66,086,578.06
  M1       23,090,000.00    23,090,000.00           0.00    79,237.18      79,237.18      0.00         0.00        23,090,000.00
  M2       14,000,000.00    14,000,000.00           0.00    50,298.89      50,298.89      0.00         0.00        14,000,000.00
  M3        2,820,000.00     2,820,000.00           0.00    10,267.93      10,267.93      0.00         0.00         2,820,000.00
  M4        4,540,000.00     4,540,000.00           0.00    18,212.97      18,212.97      0.00         0.00         4,540,000.00
  M5        2,330,000.00     2,330,000.00           0.00     9,534.88       9,534.88      0.00         0.00         2,330,000.00
  M6        3,320,000.00     3,320,000.00           0.00    14,655.96      14,655.96      0.00         0.00         3,320,000.00
  B1        4,300,000.00     4,300,000.00           0.00    22,792.39      22,792.39      0.00         0.00         4,300,000.00
  B2        3,320,000.00     3,320,000.00           0.00    17,597.84      17,597.84      0.00         0.00         3,320,000.00
  B3        3,075,000.00     3,075,000.00           0.00    16,299.21      16,299.21      0.00         0.00         3,075,000.00
  R                 0.00             0.00           0.00         0.00           0.00      0.00         0.00                 0.00
TOTALS    245,635,000.00   229,022,865.95   7,657,793.11   820,973.22   8,478,766.33      0.00         0.00       221,365,072.84
  X       245,635,417.10   230,745,035.95           0.00         0.00           0.00      0.00         0.00       223,500,860.51



-----------------------------------------------------------------------------------------------------------------------------------
                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                               PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------    -------------------------
                             BEGINNING                                                        ENDING                  CURRENT PASS-
CLASS        CUSIP           PRINCIPAL      PRINCIPAL       INTEREST          TOTAL          PRINCIPAL    CLASS         THRU RATE
-----------------------------------------------------------------------------------------------------------------------------------
  AF1       73316PCU2       886.41948018    64.25112765    2.82053752      67.07166517     822.16835252    AF1          3.950000 %
  AF2       73316PCV0     1,000.00000000     0.00000000    3.74500000       3.74500000   1,000.00000000    AF2          4.494000 %
  AF3       73316PCW8     1,000.00000000     0.00000000    4.06166667       4.06166667   1,000.00000000    AF3          4.874000 %
  AF4       73316PCX6     1,000.00000000     0.00000000    4.34416667       4.34416667   1,000.00000000    AF4          5.213000 %
  AF5       73316PCY4     1,000.00000000     0.00000000    4.01500000       4.01500000   1,000.00000000    AF5          4.818000 %
  AV        73316PCZ1       857.53934291    59.58500749    2.71482661      62.29983410     797.95433543     AV          3.930000 %
  M1        73316PDA5     1,000.00000000     0.00000000    3.43166652       3.43166652   1,000.00000000     M1          4.260000 %
  M2        73316PDB3     1,000.00000000     0.00000000    3.59277786       3.59277786   1,000.00000000     M2          4.460000 %
  M3        73316PDC1     1,000.00000000     0.00000000    3.64110993       3.64110993   1,000.00000000     M3          4.520000 %
  M4        73316PDD9     1,000.00000000     0.00000000    4.01166740       4.01166740   1,000.00000000     M4          4.980000 %
  M5        73316PDE7     1,000.00000000     0.00000000    4.09222318       4.09222318   1,000.00000000     M5          5.080000 %
  M6        73316PDF4     1,000.00000000     0.00000000    4.41444578       4.41444578   1,000.00000000     M6          5.480000 %
  B1        73316PDG2     1,000.00000000     0.00000000    5.30055581       5.30055581   1,000.00000000     B1          6.580000 %
  B2        73316PDH0     1,000.00000000     0.00000000    5.30055422       5.30055422   1,000.00000000     B2          6.580000 %
  B3        73316PDJ6     1,000.00000000     0.00000000    5.30055610       5.30055610   1,000.00000000     B3          6.580000 %
TOTALS                      932.37065544    31.17549661    3.34224854      34.51774515     901.19515883
  X         N/A             939.38015403     0.00000000    0.00000000       0.00000000     909.88857856     X           0.000000 %


          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Lauren M Grunley
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                           4 New York Plaza, Floor: 6
                          New York, New York 100042413
                   Tel: (212) 623-5428 / Fax: (212) 623-5931

(JPMORGAN LOGO)      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                                OCTOBER 25, 2005
--------------------------------------------------------------------------------

   Sec. 4.03(a)(i)           Funds Allocable to Certificate Principal

                                      Group I Scheduled Principal                                                         104,003.09
                                      Group I Curtailments                                                                 12,621.46
                                      Group I Prepayments                                                               2,459,263.81
                                      Group I Repurchases                                                                       0.00
                                      Group I Liquidation Proceeds                                                              0.00

                                      Group II Scheduled Principal                                                        116,768.07
                                      Group II Curtailments                                                                 7,501.89
                                      Group II Prepayments                                                              4,544,017.12
                                      Group II Repurchases                                                                      0.00
                                      Group II Liquidation Proceeds                                                             0.00

                                      Extra Principal Distribution Amount                                                 413,617.67

   Sec. 4.03 (a)(ii)         Interest Distribution Amounts

                                      Interest Distribution - AF-1                                                        119,534.38
                                      Unpaid Interest - AF-1                                                                    0.00
                                      Remaining Unpaid Interest - AF-1                                                          0.00

                                      Interest Distribution - AF-2                                                         98,755.65
                                      Unpaid Interest - AF-2                                                                    0.00
                                      Remaining Unpaid Interest - AF-2                                                          0.00

                                      Interest Distribution - AF-3                                                         32,046.55
                                      Unpaid Interest - AF-3                                                                    0.00
                                      Remaining Unpaid Interest - AF-3                                                          0.00

                                      Interest Distribution - AF-4                                                         65,944.45
                                      Unpaid Interest - AF-4                                                                    0.00
                                      Remaining Unpaid Interest - AF-4                                                          0.00

                                      Interest Distribution - AF-5                                                         40,953.00
                                      Unpaid Interest - AF-5                                                                    0.00
                                      Remaining Unpaid Interest - AF-5                                                          0.00

                                      Interest Distribution - AV                                                          224,841.94
                                      Unpaid Interest - AV                                                                      0.00
                                      Remaining Unpaid Interest - AV                                                            0.00

                                      Interest Distribution - M-1                                                          79,237.18
                                      Unpaid Interest - M-1                                                                     0.00
                                      Remaining Unpaid Interest - M-1                                                           0.00

(JPMORGAN LOGO)      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                                OCTOBER 25, 2005
--------------------------------------------------------------------------------

                                      Interest Distribution - M-2                                                          50,298.89
                                      Unpaid Interest - M-2                                                                     0.00
                                      Remaining Unpaid Interest - M-2                                                           0.00

                                      Interest Distribution - M-3                                                          10,267.93
                                      Unpaid Interest - M-3                                                                     0.00
                                      Remaining Unpaid Interest - M-3                                                           0.00

                                      Interest Distribution - M-4                                                          18,212.97
                                      Unpaid Interest - M-4                                                                     0.00
                                      Remaining Unpaid Interest - M-4                                                           0.00

                                      Interest Distribution - M-5                                                           9,534.88
                                      Unpaid Interest - M-5                                                                     0.00
                                      Remaining Unpaid Interest - M-5                                                           0.00

                                      Interest Distribution - M-6                                                          14,655.96
                                      Unpaid Interest - M-6                                                                     0.00
                                      Remaining Unpaid Interest - M-6                                                           0.00

                                      Interest Distribution - B-1                                                          22,792.39
                                      Unpaid Interest - B-1                                                                     0.00
                                      Remaining Unpaid Interest - B-1                                                           0.00

                                      Interest Distribution - B-2                                                          17,597.84
                                      Unpaid Interest - B-2                                                                     0.00
                                      Remaining Unpaid Interest - B-2                                                           0.00

                                      Interest Distribution - B-3                                                          16,299.21
                                      Unpaid Interest - B-3                                                                     0.00
                                      Remaining Unpaid Interest - B-3                                                           0.00

                             Interest Reductions

                                      Net Prepayment Interest Shortfalls                                                        0.00
                                      Relief Act Reductions                                                                     0.00
                                      Class AF-1 Interest Reduction                                                             0.00
                                      Class AF-2 Interest Reduction                                                             0.00
                                      Class AF-3 Interest Reduction                                                             0.00
                                      Class AF-5 Interest Reduction                                                             0.00
                                      Class AF-4 Interest Reduction                                                             0.00
                                      Class AV Interest Reduction                                                               0.00
                                      Class M-1 Interest Reduction                                                              0.00
                                      Class M-2 Interest Reduction                                                              0.00
                                      Class M-3 Interest Reduction                                                              0.00
                                      Class M-4 Interest Reduction                                                              0.00
                                      Class M-5 Interest Reduction                                                              0.00

(JPMORGAN LOGO)      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                                OCTOBER 25, 2005
--------------------------------------------------------------------------------

                                      Class M-6 Interest Reduction                                                              0.00
                                      Class B-1 Interest Reduction                                                              0.00
                                      Class B-2 Interest Reduction                                                              0.00
                                      Class B-3 Interest Reduction                                                              0.00

   Sec. 4.03(a)(iii)         Available Funds Shortfall

                                      Class AF-1 Available Funds Shortfall                                                      0.00
                                      Class AF-2 Available Funds Shortfall                                                      0.00
                                      Class AF-3 Available Funds Shortfall                                                      0.00
                                      Class AF-4 Available Funds Shortfall                                                      0.00
                                      Class AF-5 Available Funds Shortfall                                                      0.00
                                      Class AV Available Funds Shortfall                                                        0.00
                                      Class M-1 Available Funds Shortfall                                                       0.00
                                      Class M-2 Available Funds Shortfall                                                       0.00
                                      Class M-3 Available Funds Shortfall                                                       0.00
                                      Class M-4 Available Funds Shortfall                                                       0.00
                                      Class M-5 Available Funds Shortfall                                                       0.00
                                      Class M-6 Available Funds Shortfall                                                       0.00
                                      Class B-1 Available Funds Shortfall                                                       0.00
                                      Class B-2 Available Funds Shortfall                                                       0.00
                                      Class B-3 Available Funds Shortfall                                                       0.00

   Sec. 4.03(a)(v)           Pool Principal Balances

                                      Group I Beginning Pool Balance                                                   97,791,323.66
                                      Group I Ending Pool Balance                                                      95,215,435.30
                                      Group II Beginning Pool Balance                                                 132,953,712.29
                                      Group II Ending Pool Balance                                                    128,285,425.21
                                      Total Beginning Pool Balance                                                    230,745,035.95
                                      Total Ending Pool Balance                                                       223,500,860.51

   Sec. 4.03(a)(vi)          Servicing Fee

                                      Group I Servicing Fee                                                                40,746.38
                                      Group II Servicing Fee                                                               55,397.38

   Sec. 4.03(a)(viii)        Delinquency Advances

                                      Group I Delinquency Advances Included in Current Distribution                        57,956.70
                                      Group I Recouped Advances Included in Current Distribution                                0.00
                                      Group I Recouped Advances From Liquidations                                               0.00
                                      Group I Aggregate Amount of Advances Outstanding                                    445,934.94

                                      Group II Delinquency Advances Included in Current Distribution                       63,402.47
                                      Group II Recouped Advances Included in Current Distribution                               0.00
                                      Group II Recouped Advances From Liquidations                                              0.00

(JPMORGAN LOGO)      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                                OCTOBER 25, 2005
--------------------------------------------------------------------------------

                                      Group II Aggregate Amount of Advances Outstanding                                   861,352.77

Section 4.03(a)(ix) A        Group I,Group II Loans Delinquent


                               -------------------------------------------------------------------
                                                       Delinquency by Group
                               -------------------------------------------------------------------
                                                             Group 1
                               -------------------------------------------------------------------
                               Period           Number           Principal Balance      Percentage
                               0-30 days         36                 5,286,878.50          5.55 %
                               31-60 days         6                   708,092.62          0.74 %
                               61-90 days         1                    55,862.86          0.06 %
                               91+days            1                   109,808.75          0.12 %
                               Total             44                 6,160,642.73          6.47 %


                              --------------------------------------------------------------------
                                                     Delinquency by Group
                              --------------------------------------------------------------------
                                                            Group 2
                              --------------------------------------------------------------------
                               Period           Number           Principal Balance      Percentage
                               0-30 days         68                10,879,788.62          8.48 %
                               31-60 days         6                 1,386,957.49          1.08 %
                               61-90 days         5                   872,995.91          0.68 %
                               91+days            0                         0.00          0.00 %
                               Total             79                13,139,742.02         10.24 %

Sec. 4.03 (a)(ix) B          Group I,Group II Loans in Foreclosure


                              -------------------------------------------------------------------
                                                        Foreclosure by Group
                              -------------------------------------------------------------------
                              Group          Number of       Principal Balance         Percentage
                              Number         Loans
                                  1             2               210,291.16                 0.22%
                                  2             0               407,036.33                 0.32%

Sec. 4.03(a)(x),(xi)         Group I, Group II Loans in REO

                              ----------------------------------------------------------------------
                                                            REO by Group
                              ----------------------------------------------------------------------
                              Group        Number of        Principal Balance             Percentage
                              Number       Loans
                                  1          0                    0.00                        0.00%
                                  2          0                    0.00                        0.00%

                             Market Value of Group I REO Loans                                                          0.00

(JPMORGAN LOGO)      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                                OCTOBER 25, 2005
--------------------------------------------------------------------------------

                                      Market Value of Group II REO Loans                                                        0.00
   Sec. 4.03(a)(xii)         Aggregate Stated Principal Balance of the Three Largest Loans

                                      Group I Three Largest Loans                                                       2,026,361.77
                                      Group II Three Largest Loans                                                      2,234,615.20

   Sec. 4.03(a)(xiii)        Net WAC Cap Carryover

                                      Class AF-1 Net WAC Cap Carryover Amounts Due                                              0.00
                                      Class AF-1 Net WAC Cap Carryover Amounts Paid                                             0.00
                                      Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                                    0.00

                                      Class AV Net WAC Cap Carryover Amounts Due                                                0.00
                                      Class AV Net WAC Cap Carryover Amounts Paid                                               0.00
                                      Class AV Net WAC Cap Carryover Remaining Amounts Due                                      0.00
                                      Class B-1 Net WAC Cap Carryover Amounts Due                                           3,206.96
                                      Class B-1 Net WAC Cap Carryover Amounts Paid                                              0.00
                                      Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                 3,206.96
                                      Class B-2 Net WAC Cap Carryover Amounts Due                                           2,476.07
                                      Class B-2 Net WAC Cap Carryover Amounts Paid                                              0.00
                                      Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                 2,476.07
                                      Class B-3 Net WAC Cap Carryover Amounts Due                                           2,293.35
                                      Class B-3 Net WAC Cap Carryover Amounts Paid                                              0.00
                                      Class B-3 Net WAC Cap Carryover Remaining Amounts Due                                 2,293.35

   Sec. 4.03(a)(xiv)         Aggregate Principal Balance of Balloon Loans
                             with Original Terms <= 36 Months and 60+ Contractually Past Due

                                      Group I Aggregate Principal Balance of Balloon Loans                                      0.00
                                      Group II Aggregate Principal Balance of Balloon Loans                                     0.00

   Sec. 4.03 (a)(xv),(xxii)  Realized Losses

                                      Group I Current Period Realized Losses                                                    0.00
                                      Group I Cumulative Realized Losses                                                        0.00
                                      Group II Current Period Realized Losses                                                   0.00
                                      Group II Cumulative Realized Losses                                                       0.00
                                      Group II Cumulative Realized Losses                                                       0.00

   Sec. 4.03 (a)(xvi)        Reserve Fund

                                      Beginning Balance of Reserve Fund                                                         0.00
                                      Funds Withdrawn From Reserve Fund For Distribution                                        0.00
                                      Funds Deposited to Reserve Fund                                                           0.00
                                      Ending Balance of Reserve Fund                                                            0.00

   Sec. 4.03 (a)(xvii)       Number of Loans Repurchased

                                      Group I Number of Loans Repurchased                                                       0.00

(JPMORGAN LOGO)      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                                OCTOBER 25, 2005
--------------------------------------------------------------------------------

                                      Group II Number of Loans Repurchased                                                      0.00

   Sec. 4.03 (a)(xviii)      Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                      Group I Weighted Average Mortgage Rate                                                   6.94%
                                      Group II Weighted Average Mortgage Rate                                                  6.94%

   Sec. 4.03 (a)(xix)        Weighted Average Remaining Term of Outstanding Loans

                                      Group I Weighted Average Remaining Term                                                    337
                                      Group II Weighted Average Remaining Term                                                   354

   Sec. 4.03 (a)(xxi),
   (xxii), (xxiii)           Overcollateralization Amounts

                                      Overcollateralization Amount                                                      2,135,787.67
                                      Overcollateralization Target Amount                                               5,281,161.47
                                      Overcollateralization Release Amount                                                      0.00
                                      Overcollateralization Deficiency Amount                                           3,145,373.80

   Sec. 4.03 (a)(xxiv)       Trigger Events

                                      Has a Trigger Event Occurred and is continuing?                                             NO
                                      Cumulative Realized Losses as a percentage of the Original Pool Balance                  0.00%
                                      Senior Enhancement Percentage                                                           27.97%
                                      Senior Specified Enhancement Percentage                                                 53.80%

   Sec. 4.03 (a)(xxv)        60+ Day Delinquent Loans

                                      60+ Day Delinquent Loans as a percentage of the current Pool Balance                     0.74%

   Sec. 4.03 (a)(xxvi)       Amount of Funds Collected by Trustee under Yield Maintenance Agreement                             0.00

(JPMORGAN LOGO)      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.